HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

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                                  PRESS RELEASE
--------------------------------------------------------------------------------

Release:    July 29, 2003

Contact:    Kathy Arendt, Corporate Secretary
            (212) 857-5423
            (212) 857-5973 (fax)
            E-Mail: ir@hmsy.com
            http://www.hmsholdings.com


               HMS HOLDINGS CORP. ANNOUNCES SECOND QUARTER RESULTS

      New York, NY, July 29, 2003 -- HMS Holdings Corp. (Nasdaq: HMSY) announced second quarter results today for the period ended June 30, 2003. The Company reported revenue of $17.0 million for the second quarter compared with $16.7 million during the prior year period and reported a loss from continuing operations of $902,000 or $0.05 per common share for the quarter, compared to a loss from continuing operations of $1.8 million or $0.10 per common share during the second quarter of the prior year.

      For the six months ended June 30, 2003, HMSY generated revenue of $34.8 million compared with $33.6 million during the prior year period and reported a loss from continuing operations of $1.3 million or $0.07 per common share for the first half of the year compared to a loss from continuing operations of $2.5 million or $0.14 during the prior year period.

      The current year operating results include expenses of $1.1 million for the quarter and $1.7 million year to date for legal and other fees associated with responding to the previously disclosed subpoena from the United States Attorney's office. The costs attributable to the government's investigation exceeded the Company's loss from continuing operations for both the current quarter and year to date periods.

      Revenue from Health Management Systems, Inc. (HMS Inc.), which provides third party liability identification and recovery services to state Medicaid agencies, was $9.3 million and $17.9 million for the current year quarter and year to date periods, respectively, compared to $8.5 million and $16.3 million, respectively, for the corresponding prior year periods. This greater than 9% growth reflects an increase in the number of customers, as well as increased revenue from existing customers. For the full fiscal year HMS, Inc. revenue is expected to grow in excess of 10% compared to the prior year.

HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

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                                  PRESS RELEASE
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      Revenue from Accordis, which provides outsourced business office and reimbursement services to hospitals and other healthcare providers, was $7.7 million and $16.8 million for the current year quarter and year to date periods, respectively, compared to $8.2 million and $17.3 million, respectively, for the corresponding prior year periods. In addition to the costs attributable to the investigation as noted above, it is estimated that Accordis sustained a loss of $1.2 million in revenue during the quarter due to processing delays and other impacts of the redirection of operational resources to regulatory matters. It is expected that these adverse revenue and expense effects will be significantly less in the third and fourth quarters of this year and that for the full fiscal year Accordis revenues will be approximately even with the prior year.

      The HMS Holdings Corp. Form 10-Q for the period ended June 30, 2003 will be filed and available on our website www.hmsholdings.com on or about July 30, 2003, and will contain additional information about our results of operations for the current quarter. Shareholders and interested investors are also welcome to contact the company through our investors relations number, 212-857-5423. Following the filing of the Form 10-Q corporate executives will be available to respond to inquiries from shareholders and interested investors.

                                      # # #

      HMS Holdings Corp. furnishes revenue recovery, business process and business office outsourcing services to healthcare payors and providers. We help our clients increase revenue, accelerate collections and reduce operating and administrative costs.

HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

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                                  PRESS RELEASE
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Certain statements in this press release constitute "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY's dependence on significant customers;
(iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY's business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY's filings with the SEC, including HMSY's Form 10-K for the year ended December 31, 2002. HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When used in this release, the words "focus," "believe," "confident," "strong," "potential," and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

                                      # # #

This press release and the earnings statements herein will be available at www.hmsholdings.com for at least a 12 month period.

                                      # # #

HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

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                                  PRESS RELEASE
--------------------------------------------------------------------------------

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                   (unaudited)

                                                               THREE MONTHS ENDED JUNE 30,    SIX MONTHS ENDED JUNE 30,
                                                               ---------------------------    -------------------------
                                                                   2003           2002           2003           2002
                                                                 --------       --------       --------       --------
Revenue                                                          $ 17,016       $ 16,744       $ 34,774       $ 33,614
                                                                 --------       --------       --------       --------

Cost of services:
        Compensation                                                9,619          9,449         19,489         18,916
        Data processing                                             1,190          2,179          2,377          3,725
        Occupancy                                                   1,367          1,540          2,852          3,064
        Direct project costs                                        2,959          2,441          6,294          4,692
        Other operating costs                                       2,842          3,024          5,215          5,984
                                                                 --------       --------       --------       --------

              Total cost of services                               17,977         18,633         36,227         36,381
                                                                 --------       --------       --------       --------

        Operating loss                                               (961)        (1,889)        (1,453)        (2,767)

Net interest income                                                    59            130            156            289
                                                                 --------       --------       --------       --------
        Loss from continuing operations before income taxes          (902)        (1,759)        (1,297)        (2,478)
Income tax benefit                                                     --             --             --             --
                                                                 --------       --------       --------       --------

      Loss from continuing operations                                (902)        (1,759)        (1,297)        (2,478)
        Income from discontinued operations, net                       --          2,900             --          2,900
                                                                 --------       --------       --------       --------

      Net income (loss)                                          $   (902)      $  1,141       $ (1,297)      $    422
                                                                 ========       ========       ========       ========

Basic and diluted loss per share data:
        Loss per share from continuing operations                $  (0.05)      $  (0.10)      $  (0.07)      $  (0.14)
        Income per share from discontinued operations, net             --           0.16             --           0.16
                                                                 --------       --------       --------       --------

              Net income (loss) per share                        $  (0.05)      $   0.06       $  (0.07)      $   0.02
                                                                 ========       ========       ========       ========

        Weighted average common shares outstanding                 18,284         18,253         18,281         18,152
                                                                 ========       ========       ========       ========

HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

--------------------------------------------------------------------------------
                                  PRESS RELEASE
--------------------------------------------------------------------------------

                      CONDENSED CONSOLIDATED BALANCE SHEETS
              ($ In Thousands, Except Share and Per Share Amounts)
                                   (unaudited)

                                                                     JUNE 30,     DECEMBER 31,
                                                                       2003           2002
                                                                     --------       --------
                                          ASSETS

Current assets:
     Cash and cash equivalents                                       $ 21,958       $ 24,174
     Short-term investments                                               100          1,108
     Accounts receivable, net                                          16,474         15,312
     Prepaid expenses and other current assets                          1,269          1,207
                                                                     --------       --------
          Total current assets                                         39,801         41,801

Property and equipment, net                                             3,796          4,912
Goodwill                                                                5,679          5,679
Deferred income taxes, net                                              8,920          8,920
Other assets                                                              338            354
                                                                     --------       --------

     Total assets                                                    $ 58,534       $ 61,666
                                                                     ========       ========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable, accrued expenses and other liabilities        $ 10,900       $ 13,176
                                                                     --------       --------
           Total current liabilities                                   10,900         13,176

Other liabilities                                                         782            722
                                                                     --------       --------
     Total liabilities                                                 11,682         13,898
                                                                     --------       --------

Commitments and contingencies

Shareholders' Equity
     Preferred stock - $.01 par value;
          5,000,000 shares authorized; none issued                         --             --
     Common Stock - $.01 par value;
         45,000,000 shares authorized;
           19,986,438 shares issued and 18,341,522 shares
              outstanding at June 30, 2003
           19,885,390 shares issued and 18,276,274 shares
              outstanding at December 31, 2002                            200            199
     Capital in excess of par value                                    75,064         74,959
     Unearned stock compensation                                           (6)           (33)
     Accumulated deficit                                              (19,117)       (17,820)
     Accumulated other comprehensive income                                --              8
     Treasury stock, at cost; 1,644,916 shares at June 30, 2003
         and 1,609,116 shares at December 31, 2002                     (9,289)        (9,184)
     Note receivable from officer for sale of stock                        --           (361)
                                                                     --------       --------

         Total shareholders' equity                                    46,852         47,768
                                                                     --------       --------

           Total liabilities and shareholders' equity                $ 58,534       $ 61,666
                                                                     ========       ========

HMS Holdings Corp.                                     (HMS HOLDINGS CORP. LOGO)
401 Park Avenue South
New York, New York 10016                               Nasdaq: HMSY
(212) 725-7965
(212) 857-5004 (fax)

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                                  PRESS RELEASE
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               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($ in Thousands)
                                   (unaudited)

                                                                                     SIX MONTHS ENDED JUNE 30,
                                                                                     -------------------------
                                                                                        2003           2002
                                                                                      --------       --------

Operating activities:
    Net income (loss)                                                                 $ (1,297)      $    422
         Adjustments to reconcile net income (loss) to
            net cash used in operating activities:
              Income from discontinued operations                                           --         (2,900)
              Loss on disposal/impairment of property and equipment                         50            612
              Depreciation and amortization                                              1,377          1,190
              Provision for doubtful accounts                                              150             38
              Stock compensation expense (credit)                                          (21)           608
              Changes in assets and liabilities:
                Increase in accounts receivable                                         (1,312)        (1,330)
                (Increase) decrease in prepaid expenses and other current assets           (62)           462
                Decrease in other assets                                                    16            227
                Decrease in accounts payable, accrued expenses and other
                   liabilities                                                          (2,216)        (2,773)
                                                                                      --------       --------

                      Net cash used in operating activities                             (3,315)        (3,444)
                                                                                      --------       --------

Investing activities:
    Purchases of property and equipment                                                   (311)          (954)
    Net proceeds from sales of short-term investments                                    1,000          1,231
                                                                                      --------       --------

                      Net cash provided by investing activities                            689            277
                                                                                      --------       --------

Financing activities:
    Proceeds from exercise of stock options                                                106            516
    Repayment of note receivable from officer for purchase of common stock                 361            361
    Purchases of treasury stock                                                           (105)            --
    Proceeds from issuance of common stock                                                  48             26
                                                                                      --------       --------

                      Net cash provided by financing activities                            410            903
                                                                                      --------       --------

            Net decrease in cash and cash equivalents                                   (2,216)        (2,264)
Cash and cash equivalents at beginning of period                                        24,174         21,020
Cash provided by discontinued operations                                                    --          3,339
                                                                                      --------       --------

Cash and cash equivalents at end of period                                            $ 21,958       $ 22,095
                                                                                      ========       ========

Supplemental disclosure of non-cash investing and financing activities:
            Change in unearned compensation                                           $    (21)      $     22
                                                                                      ========       ========

Supplemental disclosure of cash flow information:

            Cash paid for income taxes                                                $     18       $    131
                                                                                      ========       ========